                                                                      EXHIBIT 24


                              THE CREDIT STORE, INC

                                Power of Attorney
                           of Director and/or Officer


The undersigned director and/or officer of The Credit Store, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Kevin T. Riordan and Michael J. Philippe, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of the Company authorized for issuance under the Company's Non-Qualified Stock Option Agreements by and between the Company and each of Avrom S. Waxman and Robert M. Stata, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of December, 2000.



                                       /s/  Jay L. Botchman
                                       -----------------------------------------
                                            Jay L. Botchman

                              THE CREDIT STORE, INC

                                Power of Attorney
                           of Director and/or Officer


The undersigned director and/or officer of The Credit Store, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Kevin T. Riordan and Michael J. Philippe, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of the Company authorized for issuance under the Company's Non-Qualified Stock Option Agreements by and between the Company and each of Avrom S. Waxman and Robert M. Stata, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of December, 2000.



                                       /s/  Barry E. Breeman
                                       -----------------------------------------
                                            Barry E. Breeman

                             THE CREDIT STORE, INC

                                Power of Attorney
                           of Director and/or Officer


The undersigned director and/or officer of The Credit Store, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Kevin T. Riordan and Michael J. Philippe, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of the Company authorized for issuance under the Company's Non-Qualified Stock Option Agreements by and between the Company and each of Avrom S. Waxman and Robert M. Stata, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of December, 2000.




                                       /s/  J. Richard Budd, III
                                       -----------------------------------------
                                            J. Richard Budd, III

                              THE CREDIT STORE, INC

                                Power of Attorney
                           of Director and/or Officer


The undersigned director and/or officer of The Credit Store, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Kevin T. Riordan and Michael J. Philippe, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of the Company authorized for issuance under the Company's Non-Qualified Stock Option Agreements by and between the Company and each of Avrom S. Waxman and Robert M. Stata, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

               IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of December, 2000.




                                       /s/  Geoffrey A. Thompson
                                       -----------------------------------------
                                            Geoffrey A. Thompson